UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2012

GENCO SHIPPING & TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

299 Park Avenue, 20th Floor, New York, New York 10171

(former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

Exhibit 1.1 filed with this Current Report contains the form of Underwriting Agreement proposed to be entered into by Genco Shipping & Trading Limited (“Genco”) and the underwriters listed therein in connection with Genco’s proposed public offering of common stock (the “Common Stock”) pursuant to its Registration Statement on Form S-3 (No. 333-171404) (the “Registration Statement”) previously filed with the U.S. Securities and Exchange Commission, and its prospectus supplement and accompanying prospectus for such offering. This exhibit is hereby incorporated by reference into the Registration Statement.

Exhibit 99.1 filed with this Current Report contains certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement relates to the Common Stock.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Form of Common Stock Underwriting Agreement.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement in respect of the offering of Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED
DATE: February 22, 2012

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Common Stock Underwriting Agreement.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement in respect of the offering of Common Stock.